            [PHOTO OMITTED]

            Semiannual Report March 31, 2000

Oppenheimer

Multiple Strategies Fund

[LOGO]	OppenheimerFunds® The Right Way to Invest

CONTENTS

President's Letter

An Interview with Your Fund's Managers

Financial Statements

Officers and Trustees

REPORT HIGHLIGHTS

The Fund benefited greatly from its holdings of technology stocks and, toward the end of the reporting period, value-oriented stocks.

Despite rising interest rates, the Fund received positive returns from its fixed income investments in long-term U.S. Treasury bonds and Latin America bonds.

We believe good performance over the coming months will be forthcoming from many value-oriented stocks that we believe have declined to prices unwarranted by their fundamentals.

=====================================
Cumulative Total Returns
For the 6-Month Period Ended 3/31/00*

Class A
Without                    With
Sales Chg.                 Sales Chg.
-------------------------------------
11.81%                     5.38%

Class B
Without                    With
Sales Chg.                 Sales Chg.
-------------------------------------
11.31%                     6.31%

Class C
Without                    With
Sales Chg.                 Sales Chg.
-------------------------------------
11.36%                     10.36%
=====================================

*See Notes, page 7, for further details.

PRESIDENT'S LETTER

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer
Multiple Strategies
Fund

Dear shareholder,

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may be assuming too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance."

Alan Greenspan, the Chairman of the Federal Reserve Board, has stated his view that the recent spectacular returns of some sectors of the market are partly responsible for pushing our economy to growth rates that could lead to higher inflation. The dramatic rise in the prices of a narrow segment of the market has created enormous wealth for some investors. In turn, those investors are spending at a rate that the Fed believes may threaten the healthy growth of our economy.

That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed is attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

The implications are clear: investors must be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth could reduce corporate earnings and put downward pressure on stock prices. Highly valued stocks may be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has cautioned investors against the expectation that the types of returns seen in the recent bull market will last forever. We agree.

Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

While "new economy" stocks have risen since our last report to you, many "old economy" stocks are selling at unusually low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor in the future. Of course, there is no assurance that value investing will return to favor in the market, but it may be a diversification strategy to consider for part of your portfolio.

What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuation, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
April 24, 2000

AN INTERVIEW WITH YOUR FUND'S MANAGERS

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Portfolio Management
Team (l to r)
George Evans
Michael Levine
David Negri
Richard Rubenstein

Q.  How did Oppenheimer Multiple Strategies Fund perform over the six-month period that ended March 31, 2000?

A.  We are pleased with the Fund's performance over the past six months. In addition, the Fund's Class A shares were ranked in the first quartile among balanced funds for the 1-year period ending March 31, 2000, according to Lipper.1

1.  Source: Lipper Analytical Services, Inc. Lipper ranking is based on the comparisons of changes in net asset value without considering sales charges, and with dividends and capital gains distributions reinvested. The Fund's Class A shares were ranked 111 of 458 (1-year), 191 of 340 (3-year), 123 of 237 (5-year) and 35 of 62 (10-year) among balanced funds for the periods ended 3/31/00. Past performance does not guarantee future results.

We attribute our performance to our multiple-strategy investment approach, which encourages use of a number of investment styles, including growth-oriented technology stocks, which during the last six months have led the market higher before recent volatility sapped many gains. We also bought value-oriented stocks, which appear to have experienced a turnaround after having been out of favor among investors. In short, our multiple-strategy investment approach gave us the exposure to technology and value that we needed to participate in the recent strength of both market sectors.

How were assets allocated among stocks, bonds and cash during the reporting period?

Although the exact percentages vary daily as individual holdings gain and lose value, we generally maintained an allocation of approximately 55% stocks, 40% bonds and 5% cash.2 This allocation was designed to help the Fund participate in a rising stock market while controlling day-to-day volatility.

"Our multiple-strategy
investment approach
gave us the exposure
to technology and
value that we needed
to participate in the
recent opportunities in
both market sectors."

What technology stocks contributed most to the Fund's performance?

We received good results from a number of technology companies. Among our top holdings, we enjoyed good performance from Analog Devices, Inc., which manufactures integrated circuits for telecommunications; Intel Corp., the leading semiconductor company that is one of the Fund's top holdings; and International Business Machines (IBM) Corp., the giant computer conglomerate. In fact, the technology sector represented our largest single concentration of assets during the reporting period. As of March 31, about 18% of the Fund's equity allocation was comprised of technology companies.2

2.  The portfolio allocation is subject to change.

While technology stocks were buffeted by market volatility after the close of the Fund's fiscal period, the Fund's volatility was lower than might be expected in mid-April because of the Fund's diversification policy.

What events suggest that the value sector of the stock market may be in the beginning stages of a long awaited turnaround?

Value-oriented stocks rallied during March 2000, because of two related factors: low valuations and corporate actions. Value stocks—defined as stocks selling at low prices that do not reflect the underlying companies' true worth—had been out-of-favor for some time. As a result, the differences in valuations between growth and value companies had increased to historically wide levels. With their stocks at such low prices, the management of some value companies announced their intention to buy back shares or take their companies private, which helped rekindle investor interest in their stocks. Other value-oriented businesses have been targets for acquisition, which also attracted investor interest. While there is a risk in value investing that other investors will not recognize a particular stock's true value and, therefore, its price will not rise, in the last six months business buyers appeared to take advantage of low valuations to acquire companies that are growing and are generating excess cash flow.

These influences have benefited many of the Fund's holdings, including companies in the financial services, retail and healthcare sectors.

================================================
Average Annual
Total Returns

For the Periods Ended 3/31/00(3)

Class A
1-year                  5-year          10-year
------------------------------------------------
8.91%                   13.40%          11.22%

Class B                                 Since
1-year                  5-year          Inception
------------------------------------------------
9.60%                   N/A             12.53%

Class C                                 Since
1-year                  5-year          Inception
------------------------------------------------
13.62%                  13.81%          11.78%
================================================

Because of ongoing market volatility, the Fund's returns may fluctuate and may be less than the results shown.

3.  See notes, page 7, for further details.

How have the Fund's fixed income investments fared?

The past six months have been difficult for many sectors of the bond market. That's because interest rates rose throughout the period, eroding the prices of many bonds. However, because of supply-and-demand factors, prices of long-term U.S. Treasury bonds have risen, while prices of intermediate- and short-term bonds fell. We participated in the rally of long-term Treasuries through our holdings of zero-coupon bonds. The Fund also benefited from our holdings of U.S. dollar-denominated bonds from issuers in Latin America, which appreciated as regional economic conditions improved.

What is your outlook for the future?

We remain very optimistic. We are particularly excited about the prospects of many value-oriented stocks that we believe have declined to prices unwarranted by their fundamentals. On the fixed income side, we believe that the bulk of interest rate increases may be behind us. Over the past year, the Federal Reserve Board has increased short-term interest rates five times, for a total increase of 1.25 percentage points. However, bond investors appear to have priced at least one more modest increase into the market. If and when evidence emerges that the economy has begun to slow, we expect the Fed to end its moves toward a more restrictive monetary policy, and we think that bond prices should then rally.

Regardless of upcoming market conditions, however, we believe that the Fund's multiple-strategy approach makes it an appropriate investment even if particular asset classes, market sectors or investment styles are in favor at any specific time. In fact, it's what makes Oppenheimer Multiple Strategies Fund an important part of The Right Way to Invest.

================================================================================

                     [GRAPHIC OMITTED]

[The following table was depicted as a pie chart in the printed material.]

Portfolio Allocation(4)

Stocks                                    56.2%
Bonds                                     36.8
Cash Equivalents                           7.0
================================================================================

Top Ten Common Stock Holdings(4)
------------------------------------------------
Intel Corp.                                3.3%
------------------------------------------------
International Business Machines Corp.      2.6
------------------------------------------------
Analog Devices, Inc.                       2.1
------------------------------------------------
Chase Manhattan Corp.                      1.7
------------------------------------------------
Bank of America Corp.                      1.4
------------------------------------------------
CBS Corp.                                  1.1
------------------------------------------------
Methode Electronics, Inc., CI. A           0.9
------------------------------------------------
Novell, Inc.                               0.8
------------------------------------------------
MCI WorldCom, Inc.                         0.8
------------------------------------------------
Cisco Systems, Inc.                        0.8

Top Five Common Stock Industries(5)
------------------------------------------------
Electronics                               10.1%
------------------------------------------------
Banks                                      4.7
------------------------------------------------
Healthcare/Drugs                           3.6
------------------------------------------------
Computer Hardware                          3.2
------------------------------------------------
Leisure & Entertainment                    2.6

4.  Portfolio is subject to change. Percentages are as of March 31, 2000, and are based on total market value of investments.

5.  Portfolio is subject to change. Percentages are as of March 31, 2000, and are based on net assets.

NOTES

Foreign investing offers special opportunities, but also has special risks, such as the effects of currency rate fluctuation and foreign taxes. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A  shares were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher.

Class B  shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C  shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

STATEMENT OF INVESTMENTS March 31, 2000 / Unaudited

                                                                                       Market Value
                                                                             Shares      See Note 1
===================================================================================================
 Common Stocks--55.3%
---------------------------------------------------------------------------------------------------
 Basic Materials--2.4%
---------------------------------------------------------------------------------------------------
 Chemicals--1.4%
 Bayer AG, Sponsored ADR(1)                                                  72,000    $  3,231,173
---------------------------------------------------------------------------------------------------
 Engelhard Corp.                                                            155,000       2,344,375
---------------------------------------------------------------------------------------------------
 Goodrich (B.F.) Co.                                                        115,000       3,299,062
---------------------------------------------------------------------------------------------------
 Praxair, Inc.                                                               34,000       1,415,250
                                                                                       ------------
                                                                                         10,289,860

---------------------------------------------------------------------------------------------------
 Metals--0.3%
 De Beers Consolidated Mines Ltd., ADR                                      100,000       2,293,750
---------------------------------------------------------------------------------------------------
 Paper--0.7%
 Sonoco Products Co.                                                        100,000       2,350,000
---------------------------------------------------------------------------------------------------
 Weyerhaeuser Co.                                                            52,397       2,986,629
                                                                                       ------------
                                                                                          5,336,629

---------------------------------------------------------------------------------------------------
 Capital Goods--1.8%
---------------------------------------------------------------------------------------------------
 Industrial Services--0.6%
 National Data Corp.                                                         79,200       2,059,200
---------------------------------------------------------------------------------------------------
 Pittston Co.                                                                85,000       1,445,000
---------------------------------------------------------------------------------------------------
 Service Corp. International                                                345,000       1,035,000
                                                                                       ------------
                                                                                          4,539,200

---------------------------------------------------------------------------------------------------
 Manufacturing--1.2%
 Equitable Bag, Inc.(1),(2)                                                   1,861           1,861
---------------------------------------------------------------------------------------------------
 Honeywell International, Inc.                                               32,000       1,686,000
---------------------------------------------------------------------------------------------------
 Pall Corp.                                                                 165,000       3,702,187
---------------------------------------------------------------------------------------------------
 Swift Transportation Co., Inc.(1)                                           55,500       1,137,750
---------------------------------------------------------------------------------------------------
 Trinity Industries, Inc.                                                    25,000         592,187
---------------------------------------------------------------------------------------------------
 Tyco International Ltd.                                                     47,500       2,369,062
                                                                                       ------------
                                                                                          9,489,047

---------------------------------------------------------------------------------------------------
 Communication Services--1.6%
---------------------------------------------------------------------------------------------------
 Telecommunications: Long Distance--0.8%
 MCI WorldCom, Inc.(1)                                                      130,000       5,890,625
---------------------------------------------------------------------------------------------------
 Telephone Utilities--0.7%
 SBC Communications, Inc.                                                   105,000       4,410,000
---------------------------------------------------------------------------------------------------
 Tele Norte Leste Participacoes SA (Telemar)(1)                          26,250,000         458,811
---------------------------------------------------------------------------------------------------
 Telesp Tele de Sao Paulo                                                19,200,000         337,788
                                                                                       ------------
                                                                                          5,206,599

---------------------------------------------------------------------------------------------------
 Telecommunications: Wireless--0.1%
 Telesp Celular Participacoes SA                                         49,153,261         801,381
---------------------------------------------------------------------------------------------------
 Consumer Cyclicals--6.6%
---------------------------------------------------------------------------------------------------
 Autos & Housing--1.9%
 Dana Corp.                                                                 130,000       3,664,375
---------------------------------------------------------------------------------------------------
 IRSA Inversiones y Representaciones SA                                     598,233       1,861,249
---------------------------------------------------------------------------------------------------
 Owens Corning                                                              275,000       5,328,125
---------------------------------------------------------------------------------------------------
 Southdown, Inc.                                                             40,300       2,377,700
---------------------------------------------------------------------------------------------------
 Toll Brothers, Inc.(1)                                                      65,000       1,300,000
                                                                                       ------------
                                                                                         14,531,449

---------------------------------------------------------------------------------------------------
 Leisure & Entertainment--2.6%
 Berjaya Sports Toto Berhad                                                 190,000         442,500
---------------------------------------------------------------------------------------------------
 Brunswick Corp.                                                            115,500       2,187,281
---------------------------------------------------------------------------------------------------
 Callaway Golf Co.                                                          225,000       3,487,500
---------------------------------------------------------------------------------------------------
 Host Marriott Corp.                                                        205,000       1,819,375
---------------------------------------------------------------------------------------------------
 International Game Technology(1)                                           257,500       5,584,531
---------------------------------------------------------------------------------------------------
 Mattel, Inc.                                                               180,000       1,878,750
---------------------------------------------------------------------------------------------------
 Mirage Resorts, Inc.(1)                                                     72,000       1,395,000
---------------------------------------------------------------------------------------------------
 Shimano, Inc.                                                              165,000       3,133,818
                                                                                       ------------
                                                                                         19,928,755

---------------------------------------------------------------------------------------------------
 Media--0.9%
 South China Morning Post Holdings Ltd.                                   2,356,000       2,269,312
---------------------------------------------------------------------------------------------------
 Time Warner, Inc.(3)                                                        46,000       4,600,000
                                                                                       ------------
                                                                                          6,869,312

---------------------------------------------------------------------------------------------------
 Retail: General--0.4%
 Neiman Marcus Group, Inc. (The), Cl. A(1)                                   45,000       1,251,562
---------------------------------------------------------------------------------------------------
 Saks, Inc.(1)                                                              136,000       1,972,000
                                                                                       ------------
                                                                                          3,223,562

---------------------------------------------------------------------------------------------------
 Retail: Specialty--0.3%
 Borders Group, Inc.(1)                                                     110,000       1,890,625
---------------------------------------------------------------------------------------------------
 Textile/Apparel & Home Furnishings--0.5%
 Jones Apparel Group, Inc.(3)                                               130,000       4,143,750
---------------------------------------------------------------------------------------------------
 Consumer Staples--4.8%
---------------------------------------------------------------------------------------------------
 Beverages--0.2%
 Diageo plc                                                                 192,840       1,448,973
---------------------------------------------------------------------------------------------------
 Broadcasting--1.6%
 CBS Corp.(1),(3)                                                           152,000       8,607,000
---------------------------------------------------------------------------------------------------
 Broadcasting Continued
 Clear Channel Communications, Inc.(1)                                       20,000       1,381,250
---------------------------------------------------------------------------------------------------
 Infinity Broadcasting Corp., Cl. A(1)                                       30,000         971,250
---------------------------------------------------------------------------------------------------
 Societe Europeenne des Satellites(1)                                         8,600       1,477,167
                                                                                       ------------
                                                                                         12,436,667

---------------------------------------------------------------------------------------------------
 Entertainment--1.3%
 Brinker International, Inc.(1)                                              65,000       1,929,687
---------------------------------------------------------------------------------------------------
 Nintendo Co. Ltd.                                                           22,700       3,994,881
---------------------------------------------------------------------------------------------------
 Royal Caribbean Cruises Ltd.                                                60,000       1,680,000
---------------------------------------------------------------------------------------------------
 SFX Entertainment, Inc., Cl. A(1)                                           50,000       2,040,625
                                                                                       ------------
                                                                                          9,645,193

---------------------------------------------------------------------------------------------------
 Food--0.3%
 Groupe Danone                                                                9,698       2,143,684
---------------------------------------------------------------------------------------------------
 Household Goods--0.9%
 Avon Products, Inc.(3)                                                      65,000       1,889,062
---------------------------------------------------------------------------------------------------
 Rexall Sundown, Inc.(1)                                                    175,000       2,471,875
---------------------------------------------------------------------------------------------------
 Wella AG                                                                    93,210       2,024,673
---------------------------------------------------------------------------------------------------
 Wella AG, Preference                                                         9,100         226,664
                                                                                       ------------
                                                                                          6,612,274

---------------------------------------------------------------------------------------------------
 Tobacco--0.5%
 Philip Morris Cos., Inc.                                                   165,000       3,485,625
---------------------------------------------------------------------------------------------------
 Energy--4.2%
---------------------------------------------------------------------------------------------------
 Energy Services--1.5%
 Cooper Cameron Corp.(1)                                                     22,500       1,504,687
---------------------------------------------------------------------------------------------------
 Input/Output, Inc.(1)                                                      298,000       1,825,250
---------------------------------------------------------------------------------------------------
 Santa Fe International Corp.                                               121,000       4,477,000
---------------------------------------------------------------------------------------------------
 Transocean Sedco Forex, Inc.                                                65,969       3,385,034
                                                                                       ------------
                                                                                         11,191,971

---------------------------------------------------------------------------------------------------
 Oil: Domestic--1.6%
 Exxon Mobil Corp.                                                           34,501       2,684,609
---------------------------------------------------------------------------------------------------
 Kerr-McGee Corp.(3)                                                         72,000       4,158,000
---------------------------------------------------------------------------------------------------
 Santa Fe Snyder Corp.(1)                                                   270,100       2,599,712
---------------------------------------------------------------------------------------------------
 Unocal Corp.                                                               105,000       3,123,750
                                                                                       ------------
                                                                                         12,566,071

---------------------------------------------------------------------------------------------------
 Oil: International--1.1%
 Anderson Exploration Ltd.(1)                                               130,000       1,880,424
---------------------------------------------------------------------------------------------------
 Petroleo Brasileiro SA, Preference                                       3,330,000         906,447
---------------------------------------------------------------------------------------------------
 Oil: International Continued
 Talisman Energy, Inc.                                                      120,090       3,420,390
---------------------------------------------------------------------------------------------------
 Total Fina SA, Sponsored ADR(1)                                             33,000       2,429,625
                                                                                       ------------
                                                                                          8,636,886

---------------------------------------------------------------------------------------------------
 Financial--10.3%
---------------------------------------------------------------------------------------------------
 Banks--4.7%
 ABN Amro Holding NV                                                         77,000       1,716,037
---------------------------------------------------------------------------------------------------
 Banco Frances del Rio de la Plata SA                                       150,000       1,185,474
---------------------------------------------------------------------------------------------------
 Bank of America Corp.                                                      203,000      10,644,812
---------------------------------------------------------------------------------------------------
 Chase Manhattan Corp.                                                      145,600      12,694,500
---------------------------------------------------------------------------------------------------
 Knight/Trimark Group, Inc., Cl. A(1),(3)                                    24,600       1,254,600
---------------------------------------------------------------------------------------------------
 Societe Generale                                                            21,600       4,307,428
---------------------------------------------------------------------------------------------------
 UBS AG                                                                       5,600       1,471,823
---------------------------------------------------------------------------------------------------
 UniCredito Italiano SpA                                                    620,000       2,468,037
                                                                                       ------------
                                                                                         35,742,711

---------------------------------------------------------------------------------------------------
 Diversified Financial--1.1%
 C.I.T. Group, Inc., Cl. A                                                  100,000       1,950,000
---------------------------------------------------------------------------------------------------
 Equifax, Inc.                                                               76,600       1,934,150
---------------------------------------------------------------------------------------------------
 Finova Group, Inc.                                                         105,000       1,765,313
---------------------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.                                            36,000       2,936,250
                                                                                       ------------
                                                                                          8,585,713

---------------------------------------------------------------------------------------------------
 Insurance--2.0%
 ACE Ltd.                                                                   210,000       4,803,750
---------------------------------------------------------------------------------------------------
 Aetna, Inc.(3)                                                              27,500       1,531,406
---------------------------------------------------------------------------------------------------
 Skandia Forsakrings AB                                                     116,000       5,491,204
---------------------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                                      60,700       3,361,263
                                                                                       ------------
                                                                                         15,187,623

---------------------------------------------------------------------------------------------------
 Real Estate Investment Trusts--2.3%
 Archstone Communities Trust                                                 95,000       1,894,063
---------------------------------------------------------------------------------------------------
 Avalonbay Communities, Inc.                                                 60,000       2,197,500
---------------------------------------------------------------------------------------------------
 Brandywine Realty Trust                                                    105,000       1,798,125
---------------------------------------------------------------------------------------------------
 Camden Property Trust                                                       65,000       1,759,063
---------------------------------------------------------------------------------------------------
 CarrAmerica Realty Corp.                                                    75,000       1,584,375
---------------------------------------------------------------------------------------------------
 Chelsea GCA Realty, Inc.                                                    65,000       1,885,000
---------------------------------------------------------------------------------------------------
 Cornerstone Properties, Inc.                                               102,000       1,778,625
---------------------------------------------------------------------------------------------------
 Developers Diversified Realty Corp.                                        100,000       1,387,500
---------------------------------------------------------------------------------------------------
 JDN Realty Corp.                                                           100,000       1,037,500
---------------------------------------------------------------------------------------------------
 Post Properties, Inc.                                                       50,000       2,015,625
                                                                                       ------------
                                                                                         17,337,376

---------------------------------------------------------------------------------------------------
 Savings & Loans--0.2%
 Washington Mutual, Inc.                                                     65,000       1,722,500
---------------------------------------------------------------------------------------------------
 Healthcare--5.1%
---------------------------------------------------------------------------------------------------
 Healthcare/Drugs--3.6%
 Abbott Laboratories                                                         61,000       2,146,438
---------------------------------------------------------------------------------------------------
 Alkermes, Inc.(1)                                                            1,500         138,750
---------------------------------------------------------------------------------------------------
 American Home Products Corp.                                                68,000       3,646,500
---------------------------------------------------------------------------------------------------
 AstraZeneca Group plc                                                       90,810       3,668,135
---------------------------------------------------------------------------------------------------
 Elan Corp. plc, ADR(1)                                                      30,000       1,425,000
---------------------------------------------------------------------------------------------------
 Human Genome Sciences, Inc.                                                 12,500       1,038,281
---------------------------------------------------------------------------------------------------
 Johnson & Johnson                                                           44,730       3,133,896
---------------------------------------------------------------------------------------------------
 Merck & Co., Inc.                                                           42,000       2,609,250
---------------------------------------------------------------------------------------------------
 Mylan Laboratories, Inc.(3)                                                120,000       3,300,000
---------------------------------------------------------------------------------------------------
 Novartis AG                                                                  2,500       3,419,138
---------------------------------------------------------------------------------------------------
 Pliva d.d., Sponsored GDR(1),(4)                                            20,000         310,000
---------------------------------------------------------------------------------------------------
 SmithKline Beecham plc, Cl. A, Sponsored ADR                                39,000       2,576,438
                                                                                       ------------
                                                                                         27,411,826

---------------------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--1.5%
 Acuson Corp.(1)                                                            250,000       3,703,125
---------------------------------------------------------------------------------------------------
 Affymetrix, Inc.(1)                                                          2,200         326,563
---------------------------------------------------------------------------------------------------
 Covance, Inc.(1)                                                           161,000       1,730,750
---------------------------------------------------------------------------------------------------
 Manor Care, Inc.(1),(3)                                                     80,000       1,080,000
---------------------------------------------------------------------------------------------------
 McKesson HBOC, Inc.                                                         62,000       1,302,000
---------------------------------------------------------------------------------------------------
 St. Jude Medical, Inc.(1)                                                   48,000       1,239,000
---------------------------------------------------------------------------------------------------
 United Healthcare Corp.                                                     37,000       2,206,125
                                                                                       ------------
                                                                                         11,587,563

---------------------------------------------------------------------------------------------------
 Technology--17.4%
---------------------------------------------------------------------------------------------------
 Computer Hardware--3.2%
 Canon, Inc.                                                                 77,000       3,340,808
---------------------------------------------------------------------------------------------------
 Compaq Computer Corp.                                                       40,000       1,065,000
---------------------------------------------------------------------------------------------------
 International Business Machines Corp.(3)                                   171,000      20,178,000
                                                                                       ------------
                                                                                         24,583,808

---------------------------------------------------------------------------------------------------
 Computer Services--0.4%
 Ceridian Corp.(1)                                                          163,000       3,127,563
---------------------------------------------------------------------------------------------------
 Computer Software--2.2%
 Computer Associates International, Inc.(3)                                  65,700       3,888,619
---------------------------------------------------------------------------------------------------
 Compuware Corp.(1)                                                          91,000       1,916,688
---------------------------------------------------------------------------------------------------
 Novell, Inc.(1),(3)                                                        210,000       6,011,250
---------------------------------------------------------------------------------------------------
 Oracle Corp.(1),(3)                                                         25,000       1,951,563
---------------------------------------------------------------------------------------------------
 Sabre Holdings Corp.                                                        50,000       1,846,875
---------------------------------------------------------------------------------------------------
 Yahoo!, Inc.(3)                                                              6,200       1,062,525
                                                                                       ------------
                                                                                         16,677,520

---------------------------------------------------------------------------------------------------
 Communications Equipment--0.9%
 Cisco Systems, Inc.(1),(3)                                                  80,000       6,185,000
---------------------------------------------------------------------------------------------------
 Lucent Technologies, Inc.                                                   16,000         972,000
                                                                                       ------------
                                                                                          7,157,000

---------------------------------------------------------------------------------------------------
 Electronics--10.1%
 Analog Devices, Inc.(1),(3)                                                196,000      15,790,250
---------------------------------------------------------------------------------------------------
 ASM Lithography Holding NV(1)                                               16,500       1,843,875
---------------------------------------------------------------------------------------------------
 Coherent, Inc.(1),(3)                                                       96,000       4,992,000
---------------------------------------------------------------------------------------------------
 General Motors Corp., Cl. H(1)                                              38,400       4,780,800
---------------------------------------------------------------------------------------------------
 Grainger (W.W.), Inc.                                                       46,000       2,495,500
---------------------------------------------------------------------------------------------------
 Intel Corp.(3)                                                             192,000      25,332,000
---------------------------------------------------------------------------------------------------
 Keyence Corp.                                                               13,530       5,408,570
---------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd.(1)                                       105,000       1,069,688
---------------------------------------------------------------------------------------------------
 Methode Electronics, Inc., Cl. A(3)                                        136,000       6,868,000
---------------------------------------------------------------------------------------------------
 STMicroelectronics NV, NY Registered Shares(1),(3)                          31,000       5,802,813
---------------------------------------------------------------------------------------------------
 Teradyne, Inc.(1),(3)                                                       33,000       2,714,250
                                                                                       ------------
                                                                                         77,097,746

---------------------------------------------------------------------------------------------------
 Photography--0.6%
 Eastman Kodak Co.                                                           40,000       2,172,500
---------------------------------------------------------------------------------------------------
 Xerox Corp.                                                                 97,500       2,535,000
                                                                                       ------------
                                                                                          4,707,500
 Transportation--0.4%
---------------------------------------------------------------------------------------------------
 Railroads & Truckers--0.4%
 Burlington Northern Santa Fe Corp.                                          81,000       1,792,125
---------------------------------------------------------------------------------------------------
 Werner Enterprises, Inc.                                                    86,000       1,462,000
                                                                                       ------------
                                                                                          3,254,125

---------------------------------------------------------------------------------------------------
 Utilities--0.7%
---------------------------------------------------------------------------------------------------
 Electric Utilities--0.7%
 Allegheny Energy, Inc.                                                      50,500       1,391,906
---------------------------------------------------------------------------------------------------
 Reliant Energy, Inc.                                                        54,000       1,265,625
---------------------------------------------------------------------------------------------------
 Southern Co.                                                               138,000       3,001,500
                                                                                       ------------
                                                                                          5,659,031
                                                                                       ------------
 Total Common Stocks (Cost $264,123,323)                                                422,441,493

===================================================================================================
 Preferred Stocks--1.0%
---------------------------------------------------------------------------------------------------
 Qwest Trends Trust, 5.75% Cv.(4) (Cost $5,153,013)                          95,000       7,540,625

                                                                              Units
===================================================================================================
 Rights, Warrants and Certificates--0.0%
---------------------------------------------------------------------------------------------------
 Adelphia Business Solutions, Inc. Wts., Exp. 4/15/01                           550         167,819
---------------------------------------------------------------------------------------------------
 Comunicacion Celular SA Wts., Exp. 11/15/03(2)                                 300           7,537
---------------------------------------------------------------------------------------------------
 Covergent Communications, Inc. Wts., Exp. 4/1/08                             1,000          12,250
---------------------------------------------------------------------------------------------------
 In-Flight Phone Corp. Wts., Exp. 8/31/02                                       300              --
                                                                                       ------------
 Total Rights, Warrants and Certificates (Cost $0)                                          187,606

                                                                                  Principal
                                                                                  Amount(5)
=================================================================================================================
 Mortgage-Backed Obligations--4.2%
-----------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Gtd.
 Multiclass Mtg. Participation Certificates, Series 151, Cl. F, 9%, 5/15/21     $     498,209            515,333
-----------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
 Certificates, 7%, 5/1/29                                                           6,562,356          6,314,627
-----------------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
 Security, Series 199, Cl. IO, 18.28%, 8/1/28(6)                                    1,395,878            453,006
-----------------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.50%, 12/1/27-2/1/28                             8,444,418          7,940,118
-----------------------------------------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 6.875%, 3/20/26                                                                      362,702            366,725
 7%, 4/15/26                                                                        2,878,495          2,797,696
 7.50%, 5/15/27                                                                    11,985,382         11,909,515
-----------------------------------------------------------------------------------------------------------------
 Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates,
 Series 1996-MC1, Cl. G, 7.15%, 6/15/06(4)                                            400,000            311,000
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
 Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                124,316            123,725
 Series 1994-C2, Cl. E, 8%, 4/25/25                                                   724,497            711,932
 Series 1994-C2, Cl. G, 8%, 4/25/25                                                   165,656            158,823
-----------------------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Commercial Mtg
 Pass-Through Certificates:
 Series 1996-B, Cl. 1, 6.792%, 4/25/26(2)                                             282,757            185,736
 Series 1996-C1, Cl. F1, 8.996%, 1/20/06(7)                                           250,000            185,859
                                                                                                   --------------
 Total Mortgage-Backed Obligations (Cost $32,571,679)                                                 31,974,095

=================================================================================================================
 U.S. Government Obligations--10.9%
-----------------------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 6%, 2/15/26                                                                          500,000            494,531
 6.50%, 11/15/26                                                                      360,000            379,913
 8.875%, 8/15/17                                                                    3,650,000          4,669,719
 10.75%, 5/15/03                                                                    1,190,000          1,332,056
-----------------------------------------------------------------------------------------------------------------
 U.S. Treasury Bonds, STRIPS:
 6.30%, 8/15/258                                                                   18,000,000          4,077,306
 6.53%, 8/15/158                                                                   10,000,000          3,906,910
 7.10%, 11/15/188                                                                  11,000,000          3,555,453
 7.31%, 8/15/198                                                                   12,000,000          3,726,504
-----------------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.875%, 9/30/02                                                                   15,000,000         14,798,445
 5.875%, 2/15/04                                                                   15,000,000         14,756,250
 6.125%, 12/31/01                                                                  15,000,000         14,896,875
 6.25%, 2/15/03                                                                     6,330,000          6,298,350
 6.25%, 2/15/07                                                                     5,800,000          5,790,940
 6.50%, 10/15/06                                                                    4,640,000          4,687,852
 7.50%, 5/15/02                                                                       327,000            333,234
                                                                                                   --------------
 Total U.S. Government Obligations (Cost $83,258,389)                                                 83,704,338

=================================================================================================================
 Foreign Government Obligations--16.5%
-----------------------------------------------------------------------------------------------------------------
 Argentina--3.9%
 Argentina (Republic of) Bonds:
 Bonos de Consolidacion de Deudas, Series I, 5.875%, 4/1/01(7)                        143,785            142,000
 Series L, 6.812%, 3/31/05(7)                                                       6,848,000          6,423,424
-----------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Nts.:
 11.75%, 2/12/074[ARP]                                                                150,000            141,431
 14.25%, 11/30/02(2),(7)                                                           13,125,000         12,911,719
-----------------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Par Bonds, 6%, 3/31/23(7)                                 14,000,000          9,817,500
                                                                                                   --------------
                                                                                                      29,436,074

-----------------------------------------------------------------------------------------------------------------
 Australia--0.4%
 New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04[AUD]                         1,570,000            961,376
-----------------------------------------------------------------------------------------------------------------
 Queensland Treasury Corp. Exchangeable Gtd. Nts., 10.50%, 5/15/03[AUD]             2,590,000          1,740,428
-----------------------------------------------------------------------------------------------------------------
 Queensland Treasury Corp. Global Exchangeable Gtd. Nts., 8%, 8/14/01[AUD]            615,000            381,861
                                                                                                   --------------
                                                                                                       3,083,665

-----------------------------------------------------------------------------------------------------------------
 Brazil--3.3%
 Brazil (Federal Republic of) Debt Conversion Bonds, Series 20 yr.,
 6.916%, 4/15/14                                                                   20,867,212         15,702,577
-----------------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(7)          10,669,000          9,708,790
                                                                                                   --------------
                                                                                                      25,411,367

-----------------------------------------------------------------------------------------------------------------
 Canada--2.9%
 Canada (Government of) Bonds:
 6.50%, 6/1/04[CAD]                                                                13,320,000          9,331,615
 8.75%, 12/1/05[CAD]                                                                  495,000            384,967
 9.75%, 6/1/01[CAD]                                                                 3,270,000          2,351,368
 9.75%, 12/1/01[CAD]                                                                6,260,000          4,569,783
 11.75%, 2/1/03[CAD]                                                                  290,000            229,088
 Series A-33, 11.50%, 9/1/00[CAD]                                                     585,000            413,271
 Series WL43, 5.75%, 6/1/29[CAD]                                                    7,130,000          4,998,858
                                                                                                   --------------
                                                                                                      22,278,950

-----------------------------------------------------------------------------------------------------------------
 Denmark--0.4%
 Denmark (Kingdom of) Bonds, 8%, 3/15/06[DKK]                                      21,900,000          3,176,422
-----------------------------------------------------------------------------------------------------------------
 Finland--0.1%
 Finland (Republic of) Bonds, 9.50%, 3/15/04[FIM]                                     672,751            748,035
-----------------------------------------------------------------------------------------------------------------
 Germany--0.2%
 Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24[EUR]                         1,362,592          1,401,655
-----------------------------------------------------------------------------------------------------------------
 Great Britain--1.4%
 United Kingdom Treasury Bonds:
 7%, 6/7/02[GBP]                                                                    2,415,000          3,906,587
 7.25%, 12/7/07[GBP]                                                                2,400,000          4,211,592
-----------------------------------------------------------------------------------------------------------------
 United Kingdom Treasury Nts.:
 10%, 9/8/03[GBP]                                                                     325,000            576,801
 13%, 7/14/00[GBP]                                                                  1,050,000          1,705,719
                                                                                                   --------------
                                                                                                      10,400,699

-----------------------------------------------------------------------------------------------------------------
 Italy--0.1%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 9.50%, 2/1/01[EUR]                                                                   209,164            208,676
 10.50%, 4/1/00[EUR]                                                                  103,291             98,513
 10.50%, 7/15/00[EUR]                                                                 655,899            637,986
                                                                                                   --------------
                                                                                                         945,175
-----------------------------------------------------------------------------------------------------------------
 Mexico--0.0%
 United Mexican States Bonds, 16.50%, 9/1/08[GBP]                                      35,000             74,261
-----------------------------------------------------------------------------------------------------------------
 New Zealand--2.9%
 New Zealand (Government of) Bonds:
 8%, 2/15/01[NZD]                                                                  43,360,000         21,765,445
 10%, 3/15/02[NZD]                                                                  1,085,000            567,990
                                                                                                   -------------
                                                                                                      22,333,435

-----------------------------------------------------------------------------------------------------------------
 Philippines--0.2%
 Philippines (Republic of) Bonds, 8.60%, 6/15/27                                    1,500,000          1,195,401
-----------------------------------------------------------------------------------------------------------------
 Poland--0.5%
 Poland (Republic of) Bonds, 12%, 6/12/01[PLZ]                                     18,000,000          4,127,860
-----------------------------------------------------------------------------------------------------------------
 South Africa--0.2%
 Eskom Depositary Receipts, Series E168, 11%, 6/1/08[ZAR]                           6,430,000            818,708
-----------------------------------------------------------------------------------------------------------------
 Eskom Sec. Bonds, 11%, 6/1/08[ZAR]                                                 3,000,000            381,979
                                                                                                   --------------
                                                                                                       1,200,687

-----------------------------------------------------------------------------------------------------------------
 Spain--0.0%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
 10.30%, 6/15/02[EUR]                                                                 235,296            251,042
                                                                                                   --------------
 Total Foreign Government Obligations (Cost $130,465,633)                                            126,064,728

=================================================================================================================
 Loan Participations--0.1%
-----------------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
 6.844%, 1/1/09(2),(7) (Cost $522,095)                                                570,000            511,575

=================================================================================================================
 Non-Convertible Corporate Bonds and Notes--4.9%
-----------------------------------------------------------------------------------------------------------------
 Adelphia Communications Corp.:
 9.375% Sr. Nts., 11/15/09                                                            750,000            706,875
 10.50% Sr. Unsec. Nts., Series B, 7/15/04                                            500,000            508,750
-----------------------------------------------------------------------------------------------------------------
 AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                            885,000            867,300
-----------------------------------------------------------------------------------------------------------------
 Allied Waste North America, Inc., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09         750,000            573,750
-----------------------------------------------------------------------------------------------------------------
 American International Group, Inc., 11.70% Unsec. Unsub. Bonds,
 12/4/01[ITL]                                                                      95,000,000             52,050
-----------------------------------------------------------------------------------------------------------------
 AmeriKing, Inc., 10.75% Sr. Nts., 12/1/06                                            360,000            307,800
-----------------------------------------------------------------------------------------------------------------
 AMRESCO, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                               200,000            149,000
-----------------------------------------------------------------------------------------------------------------
 Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                                500,000            437,500
-----------------------------------------------------------------------------------------------------------------
 Aracruz Celulose SA, 10.375% Debs., 1/31/02(4)                                       320,000            322,400
-----------------------------------------------------------------------------------------------------------------
 Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                              700,000            719,250
-----------------------------------------------------------------------------------------------------------------
 Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06              50,000             45,250
-----------------------------------------------------------------------------------------------------------------
 Calpine Corp., 8.75% Sr. Nts., 7/15/07                                               650,000            643,500
-----------------------------------------------------------------------------------------------------------------
 Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                  350,000             62,125
-----------------------------------------------------------------------------------------------------------------
 Canandaiqua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                             750,000            729,375
-----------------------------------------------------------------------------------------------------------------
 Celcaribe SA, 14.50% Sr. Sec. Nts., 3/15/04                                          350,000            304,500
-----------------------------------------------------------------------------------------------------------------
 Charter Communications Holdings LLC/Charter Communications Holdings
 Capital Corp., 8.625% Sr. Unsec. Nts., 4/1/09                                        750,000            665,625
-----------------------------------------------------------------------------------------------------------------
 Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs., 11/15/07(9)                850,000            820,250
-----------------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05       1,300,000          1,023,750
-----------------------------------------------------------------------------------------------------------------
 Comunicacion Celular SA, 0%/14.125% Sr. Unsec. Deferred Bonds, 3/1/05(4),(9)         300,000            198,750
-----------------------------------------------------------------------------------------------------------------
 CSC Holdings, Inc.:
 9.875% Sr. Sub. Debs., 2/15/13                                                       250,000            255,312
 10.50% Sr. Sub. Debs., 5/15/16                                                       250,000            268,750
-----------------------------------------------------------------------------------------------------------------
 Diamond Cable Communications plc, 0%/11.75% Sr. Disc. Nts., 12/15/05(9)              300,000            282,000
-----------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                           100,000             82,000
-----------------------------------------------------------------------------------------------------------------
 EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                   700,000            679,000
-----------------------------------------------------------------------------------------------------------------
 El Paso Electric Co., 9.40% First Mtg. Sec. Nts., Series E, 5/1/11                   250,000            265,141
-----------------------------------------------------------------------------------------------------------------
 Empresas ICA Sociedad Controladora SA de CV, 11.875% Nts., 5/30/01                    30,000             28,575
-----------------------------------------------------------------------------------------------------------------
 Exodus Communications, Inc., 11.25% Sr. Nts., 7/1/08                                 500,000            500,000
-----------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                         740,000            651,200
-----------------------------------------------------------------------------------------------------------------
 Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs., 6/15/03[NZD]                    35,000             17,105
-----------------------------------------------------------------------------------------------------------------
 Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                                        250,000            231,250
-----------------------------------------------------------------------------------------------------------------
 Global Crossing Ltd., 9.625% Sr. Nts., 5/15/08                                       750,000            727,500
-----------------------------------------------------------------------------------------------------------------
 Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(4)                  950,000            812,250
-----------------------------------------------------------------------------------------------------------------
 Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02                                        25,000             22,893
-----------------------------------------------------------------------------------------------------------------
 Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                         200,000            197,000
-----------------------------------------------------------------------------------------------------------------
 Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec. Disc. Nts.,
 13.08%, 12/31/09(8)                                                                1,000,000            295,000
-----------------------------------------------------------------------------------------------------------------
 ICG Holdings, Inc., 0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(9)                         470,000            384,225
-----------------------------------------------------------------------------------------------------------------
 Intermedia Communications, Inc., 8.50% Sr. Nts., Series B, 1/15/08                   500,000            437,500
-----------------------------------------------------------------------------------------------------------------
 International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05               500,000            507,500
-----------------------------------------------------------------------------------------------------------------
 Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                       500,000            465,000
-----------------------------------------------------------------------------------------------------------------
 Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                                 400,000            364,000
-----------------------------------------------------------------------------------------------------------------
 Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07(10)                    1,000,000             95,000
-----------------------------------------------------------------------------------------------------------------
 Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06                              100,000             99,750
-----------------------------------------------------------------------------------------------------------------
 Lear Corp., 9.50% Sub. Nts., 7/15/06                                                 900,000            877,500
-----------------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                           300,000            193,500
-----------------------------------------------------------------------------------------------------------------
 Lyondell Chemical Co., 10.875% Sr. Sub. Nts., 5/1/09                                 500,000            473,750
-----------------------------------------------------------------------------------------------------------------
 Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07(2)                   500,000            448,750
-----------------------------------------------------------------------------------------------------------------
 Metromedia Fiber Network, Inc.:
 10% Sr. Nts., 12/15/09                                                               250,000            239,687
 10% Sr. Unsec. Nts., Series B, 11/15/08                                              750,000            716,250
-----------------------------------------------------------------------------------------------------------------
 Millicom International Cellular SA, 0%/13.50% Sr. Disc. Nts., 6/1/06(9)              750,000            637,500
-----------------------------------------------------------------------------------------------------------------
 Navigator Gas Transport plc, 10.50% First Priority Ship Mtg
 Nts., 6/30/074                                                                       500,000            217,500
-----------------------------------------------------------------------------------------------------------------
 News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                               1,000,000          1,028,503
-----------------------------------------------------------------------------------------------------------------
 NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                  183,000            188,490
-----------------------------------------------------------------------------------------------------------------
 NTL, Inc., 0%/9.75% Sr. Deferred Coupon Nts., Series B, 4/1/08(9)                    500,000            318,750
-----------------------------------------------------------------------------------------------------------------
 Ocwen Financial Corp., 11.875% Nts., 10/1/03                                         325,000            300,625
-----------------------------------------------------------------------------------------------------------------
 Omnipoint Corp.:
 11.50% Sr. Nts., 9/15/09(4)                                                          250,000            266,250
 11.625% Sr. Nts., 8/15/06                                                            270,000            286,200
 11.625% Sr. Nts., Series A, 8/15/06                                                  365,000            386,900
-----------------------------------------------------------------------------------------------------------------
 ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr
 Nts., 8/15/04                                                                        155,000            148,025
-----------------------------------------------------------------------------------------------------------------
 Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07             900,000            841,500
-----------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                      1,000,000            875,000
-----------------------------------------------------------------------------------------------------------------
 PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                               1,000,000            945,000
-----------------------------------------------------------------------------------------------------------------
 Repap New Brunswick, Inc., 10.625% Second Priority Sr. Sec. Nts., 4/15/05            300,000            268,500
-----------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp.:
 8.625% Sr. Unsec. Sub. Nts., 2/1/08                                                  200,000             89,000
 9% Sr. Nts., 11/1/06                                                                  75,000             53,625
-----------------------------------------------------------------------------------------------------------------
 Riverwood International Corp.:
 10.625% Sr. Unsec. Nts., 8/1/07                                                      500,000            492,500
 10.875% Sr. Sub. Nts., 4/1/08                                                        250,000            236,250
-----------------------------------------------------------------------------------------------------------------
 Rogers Cablesystems Ltd., 10% Second Priority Sr. Sec. Debs., 12/1/07              1,300,000          1,384,500
-----------------------------------------------------------------------------------------------------------------
 Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                        750,000            723,750
-----------------------------------------------------------------------------------------------------------------
 Sinclair Broadcast Group, Inc.:
 8.75% Sr. Sub. Nts., 12/15/07                                                        500,000            432,500
 9% Sr. Unsec. Sub. Nts., 7/15/07                                                     375,000            335,625
-----------------------------------------------------------------------------------------------------------------
 Sterling Chemicals, Inc.:
 11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                 670,000            569,500
 12.375% Sr. Sec. Nts., Series B, 7/15/06                                             400,000            410,000
-----------------------------------------------------------------------------------------------------------------
 Subic Power Corp., 9.50% Sr. Sec Nts., 12/28/08(2)                                   372,412            338,897
-----------------------------------------------------------------------------------------------------------------
 Sun Healthcare Group, Inc., 9.375% Sr. Sub. Nts., 5/1/08(1),(4),(10)                 500,000             32,500
-----------------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(9)                    1,000,000            940,000
-----------------------------------------------------------------------------------------------------------------
 Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09                      475,000            465,500
-----------------------------------------------------------------------------------------------------------------
 Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                           950,000            631,750
-----------------------------------------------------------------------------------------------------------------
 Transtar Holdings LP/Transtar Capital Corp., 13.375% Sr. Disc
 Nts., Series B, 12/15/03                                                           1,000,000          1,032,500
-----------------------------------------------------------------------------------------------------------------
 TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07                               200,000            190,000
-----------------------------------------------------------------------------------------------------------------
 Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2)                                500,000            483,750
-----------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, 10.875% Sr. Nts., 8/1/09                        400,000            370,000
-----------------------------------------------------------------------------------------------------------------
 Verio, Inc., 11.25% Sr. Unsec. Nts., 12/1/08                                         600,000            597,000
-----------------------------------------------------------------------------------------------------------------
 VoiceStream Wireless Corp., 10.375% Sr. Nts., 11/15/09(4)                            400,000            400,000
-----------------------------------------------------------------------------------------------------------------
 Young Broadcasting, Inc., 8.75% Sr. Sub. Debs., 6/15/07                              700,000            616,000
                                                                                                   --------------
 Total Non-Convertible Corporate Bonds and Notes (Cost $42,252,936)                                   37,289,078

=================================================================================================================
 Convertible Corporate Bonds and Notes--0.2%
-----------------------------------------------------------------------------------------------------------------
 Alkermes, Inc., 3.75% Cv. Sub. Nts., 2/15/07                                       1,000,000            838,750
-----------------------------------------------------------------------------------------------------------------
 Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07(4)                                  1,000,000            687,500
-----------------------------------------------------------------------------------------------------------------
 Fletcher Challenge Ltd.:
 10% Cv. Unsec. Sub. Nts., 4/30/05[NZD]                                                35,000             17,578
 14.50% Cv. Sub. Nts., 9/30/00[NZD]                                                    35,000             17,942
                                                                                                   --------------
 Total Convertible Corporate Bonds and Notes (Cost $1,564,968)                                         1,561,770

=================================================================================================================
 Repurchase Agreements--7.0%
-----------------------------------------------------------------------------------------------------------------
 Repurchase agreement with Banc One Capital Markets, Inc., 6.05%, dated 3/31/00, to be repurchased at $53,426,923 on 4/3/00,
 collateralized by U.S. Treasury Nts., 5%-7.50%, 5/31/00-2/15/07,
 with a value of $35,723,640 and U.S. Treasury Bonds, 5.25%-12%,
 11/15/09-2/15/29, with a value of $18,791,107 (Cost $53,400,000)                  53,400,000         53,400,000
-----------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $613,312,036)                                        100.1%       764,675,308
-----------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                   (0.1)          (458,624)
                                                                                  -------------------------------
 Net Assets                                                                             100.0%     $ 764,216,684
                                                                                  ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.  Non-income-producing security.

2.  Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

3.  A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                   Shares  Expiration   Exercise       Premium  Market Value
                                          Subject to Call        Date      Price      Received    See Note 1
------------------------------------------------------------------------------------------------------------
 Aetna, Inc.                                          135     7/24/00    $ 60.00    $  107,595    $   60,750
 Analog Devices, Inc.                                 360     6/19/00      47.50       111,956     1,228,500
 Avon Products, Inc.                                  150     7/24/00      40.00        65,173         9,375
 CBS Corp.                                            240     7/24/00      65.00       110,280        72,000
 Cisco Systems, Inc.                                  100     4/24/00      35.00        40,474       397,500
 Coherent, Inc.                                        60     5/22/00      35.00        12,570       114,750
 Computer Associates International, Inc.              100     5/22/00      75.00        74,700        10,625
 Computer Associates International, Inc.              150     5/22/00      80.00        58,798        10,313
 Intel Corp.                                          250     7/24/00     125.00       142,995       525,000
 Intel Corp.                                          250     7/24/00     170.00       158,620       109,375
 International Business Machines Corp.                 60     4/24/00     110.00        65,818        63,750
 International Business Machines Corp.                340     7/24/00     150.00       117,980        97,750
 Jones Apparel Group, Inc.                            400    11/20/00      30.00       163,800       220,000
 Kerr-McGee Corp.                                     140     7/24/00      65.00        32,830        49,000
 Knight/Trimark Group, Inc., Cl. A                     50    10/23/00      65.00        61,723        41,250
 Manor Care, Inc.                                     213    11/20/00      15.00        63,261        53,250
 Methode Electronics, Inc., Cl. A                     200     4/24/00      35.00        54,398       312,500
 Mylan Laboratories, Inc.                             200     7/24/00      30.00        45,648        47,500
 Novell, Inc.                                         400    11/20/00      50.00       133,800        75,000
 Novell, Inc.                                         300     5/22/00      50.00        92,850         5,625
 Oracle Corp.                                          35     6/19/00     100.00        28,770        13,563
 STMicroelectronics NV, NY Registered Shares           50     4/24/00     140.00        81,722       239,375
 STMicroelectronics NV, NY Registered Shares           50     7/24/00     230.00       104,694        79,375
 Teradyne, Inc.                                        33    10/23/00     105.00        63,426        43,725
 Time Warner, Inc.                                     75     6/19/00     100.00        69,150        74,062
 Time Warner, Inc.                                     92     6/19/00      80.00        27,323       207,000
 Time Warner, Inc.                                     46     9/18/00     120.00        41,837        23,000
 Yahoo!, Inc.                                           9    10/23/00     270.00        19,322        10,350
                                                                                    ------------------------
                                                                                    $2,151,513    $4,194,263
                                                                                    ========================

4.  Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,240,206 or 1.47% of the Fund's net assets as of March 31, 2000.

5.  Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP   Argentine Peso                          GBP   British Pound Sterling
AUD   Australian Dollar                       ITL   Italian Lira
CAD   Canadian Dollar                         NZD   New Zealand Dollar
DKK   Danish Krone                            PLZ   Polish Zloty
EUR   Euro                                    ZAR   South African Rand
FIM   Finnish Markka

6.  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

7.  Represents the current interest rate for a variable or increasing rate security.

8.  For zero-coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9.  Denotes a step bond: a zero-coupon bond that converts to a fixed or variable interest rate at a designated future date.

10.  Issuer is in default.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2000
====================================================================================================
 Assets
----------------------------------------------------------------------------------------------------
 Investments, at value (cost $613,312,036)--see accompanying statement                  $764,675,308
----------------------------------------------------------------------------------------------------
 Cash                                                                                      1,003,228
----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                6,425,289
 Investments sold                                                                            757,475
 Shares of beneficial interest sold                                                          297,944
 Other                                                                                        31,558
                                                                                        ------------
 Total assets                                                                            773,190,802
====================================================================================================
 Liabilities
----------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $2,151,513)--see accompanying statement      4,194,263
----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                     3,056,702
 Shares of beneficial interest redeemed                                                      765,946
 Distribution and service plan fees                                                          377,365
 Trustees' compensation                                                                      201,784
 Transfer and shareholder servicing agent fees                                               194,918
 Other                                                                                       183,140
                                                                                        ------------
 Total liabilities                                                                         8,974,118
====================================================================================================
 Net Assets                                                                             $764,216,684
                                                                                        ============
====================================================================================================
 Composition of Net Assets
----------------------------------------------------------------------------------------------------
 Paid-in capital                                                                        $590,577,159
----------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                       2,948,418
----------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign currency transactions           21,385,543
----------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                           149,305,564
                                                                                        ------------
 Net assets                                                                             $764,216,684
                                                                                        ============
====================================================================================================
 Net Asset Value Per Share
----------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $657,823,686 and 46,057,848 shares of beneficial interest outstanding)                       $14.28
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                                     $15.15
----------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $67,615,646
 and 4,780,933 shares of beneficial interest outstanding)                                     $14.14
----------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,777,352
 and 2,732,594 shares of beneficial interest outstanding)                                     $14.19

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2000
=======================================================================================
 Investment Income
---------------------------------------------------------------------------------------
 Interest                                                                  $ 14,882,713
---------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $37,829)                      3,513,122
                                                                           ------------
 Total income                                                                18,395,835

=======================================================================================
 Expenses
---------------------------------------------------------------------------------------
 Management fees                                                              2,643,796
---------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                        616,539
 Class B                                                                        336,498
 Class C                                                                        193,855
---------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                  533,596
---------------------------------------------------------------------------------------
 Custodian fees and expenses                                                     66,659
---------------------------------------------------------------------------------------
 Trustees' compensation                                                          22,569
---------------------------------------------------------------------------------------
 Other                                                                          210,989
                                                                           ------------
 Total expenses                                                               4,624,501
 Less expenses paid indirectly                                                   (3,462)
                                                                           ------------
 Net expenses                                                                 4,621,039

=======================================================================================
 Net Investment Income                                                       13,774,796

=======================================================================================
 Realized and Unrealized Gain (Loss)
---------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                       24,203,980
 Closing and expiration of option contracts written                           1,580,080
 Foreign currency transactions                                                 (755,545)
                                                                           ------------
 Net realized gain                                                           25,028,515
---------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                 46,243,881
 Translation of assets and liabilities denominated in foreign currencies     (2,219,015)
                                                                           ------------
 Net change                                                                  44,024,866
                                                                           ------------
 Net realized and unrealized gain                                            69,053,381

=======================================================================================
 Net Increase in Net Assets Resulting from Operations                      $ 82,828,177
                                                                           ============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Six Months Ended                 Year
                                                                            March 31, 2000                Ended
                                                                               (Unaudited)   September 30, 1999
===============================================================================================================
 Operations
---------------------------------------------------------------------------------------------------------------
 Net investment income                                                       $  13,774,796        $  27,747,152
---------------------------------------------------------------------------------------------------------------
 Net realized gain                                                              25,028,515           64,301,098
---------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                          44,024,866           24,384,903
                                                                            -----------------------------------
 Net increase in net assets resulting from operations                           82,828,177          116,433,153

===============================================================================================================
 Dividends and/or Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                       (10,714,020)         (24,477,711)
 Class B                                                                          (813,005)          (2,100,116)
 Class C                                                                          (469,140)          (1,206,196)
---------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                       (48,515,872)         (54,659,946)
 Class B                                                                        (5,165,846)          (6,391,151)
 Class C                                                                        (2,993,063)          (3,772,922)

===============================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                         9,958,230           (9,204,354)
 Class B                                                                        (2,474,450)          (6,385,889)
 Class C                                                                          (880,352)         (11,126,627)

===============================================================================================================
 Net Assets
---------------------------------------------------------------------------------------------------------------
 Total increase (decrease)                                                      20,760,659           (2,891,759)
---------------------------------------------------------------------------------------------------------------
 Beginning of period                                                           743,456,025          746,347,784
                                                                             ----------------------------------
 End of period (including undistributed net investment
 income of $2,948,418 and $1,169,787, respectively)                          $ 764,216,684        $ 743,456,025
                                                                             ==================================

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                    Six Mos.                                                   Year         Year
                                                      Ended                                                   Ended        Ended
                                             March 31, 2000                                                Sept. 30,      Dec. 31,
Class A                                          (Unaudited)         1999          1998          1997        1996(1)        1995
================================================================================================================================
 Per Share Operating Data
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $  14.06      $  13.69      $  16.17      $  14.09      $  13.07     $  11.52
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .27           .54           .51           .50           .49          .52
 Net realized and unrealized gain (loss)               1.28          1.59         (1.22)         2.88           .96         2.08
                                                   -----------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 1.55          2.13          (.71)         3.38          1.45         2.60
--------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.24)         (.54)         (.49)         (.51)         (.43)        (.49)
 Distributions from net realized gain                 (1.09)        (1.22)        (1.28)         (.79)           --         (.56)
                                                   -----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.33)        (1.76)        (1.77)        (1.30)         (.43)       (1.05)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $  14.28      $  14.06      $  13.69      $  16.17      $  14.09     $  13.07
                                                   =============================================================================

=================================================================================================================================
 Total Return, at Net Asset Value(2)                  11.81%        16.29%        (4.71)%       25.46%        11.22%       22.79%
--------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
 Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $657,824      $635,603      $624,895      $712,470      $264,359     $251,353
--------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $639,702      $660,113      $699,665      $395,436      $256,765     $249,660
--------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 3.81%         3.70%         3.34%         3.30%         4.73%        3.97%
 Expenses                                              1.13%         1.09%         1.08%(4)      1.16%(4)      1.21%(4)     1.15%(4)
--------------------------------------------------------------------------------------------------------------------------------

 Portfolio turnover rate(5)                              14%           15%           59%           51%           32%          29%

1.  For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

2.  Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.  Annualized for periods of less than one full year.

4.  Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5.  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $95,146,032 and $135,327,303, respectively.

See accompanying Notes to Financial Statements.

                                                    Six Mos.                                                   Year         Year
                                                      Ended                                                   Ended        Ended
                                             March 31, 2000                                                Sept. 30,     Dec. 31,
Class B                                          (Unaudited)         1999          1998          1997        1996(1)        1995
===================================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $  13.93      $  13.57      $  16.04      $  14.01      $  13.03    $  13.28
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .21           .41           .38           .45           .41         .17
 Net realized and unrealized gain (loss)               1.26          1.58         (1.20)         2.78           .93         .41
                                                   --------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 1.47          1.99          (.82)         3.23          1.34         .58
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.17)         (.41)         (.37)         (.41)         (.36)       (.27)
 Distributions from net realized gain                 (1.09)        (1.22)        (1.28)         (.79)           --        (.56)
                                                   --------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (1.26)        (1.63)        (1.65)        (1.20)         (.36)       (.83)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $  14.14      $  13.93      $  13.57      $  16.04      $  14.01    $  13.03
                                                   ================================================================================

===================================================================================================================================
 Total Return, at Net Asset Value(2)                  11.31%        15.35%        (5.49)%       24.34%        10.37%       4.44%
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
 Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $ 67,616      $ 68,875      $ 73,036      $ 67,916      $  5,996    $  1,265
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $ 67,200      $ 73,673      $ 74,442      $ 25,113      $  3,546    $    520
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 3.00%         2.85%         2.53%         2.26%         3.69%       2.62%
 Expenses                                              1.93%         1.93%         1.91%(4)      1.96%(4)      2.12%(4)    2.27%(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                              14%           15%           59%           51%           32%         29%

1.  For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

2.  Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.  Annualized for periods of less than one full year.

4.  Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5.  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $95,146,032 and $135,327,303, respectively.

6.  For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                                                    Six Mos.                                                   Year        Year
                                                      Ended                                                   Ended       Ended
                                             March 31, 2000                                                Sept. 30,    Dec. 31,
Class C                                          (Unaudited)         1999          1998          1997        1996(1)       1995
===================================================================================================================================
 Per Share Operating Data
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $  13.97      $  13.61      $  16.07      $  14.02      $  13.01     $  11.49
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .21           .42           .38           .41           .40          .40
 Net realized and unrealized gain (loss)               1.27          1.57         (1.20)         2.83           .96         2.07
                                                   --------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 1.48          1.99          (.82)         3.24          1.36         2.47
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.17)         (.41)         (.36)         (.40)         (.35)        (.39)
 Distributions from net realized gain                 (1.09)        (1.22)        (1.28)         (.79)           --         (.56)
 Total dividends and/or distributions
 to shareholders                                      (1.26)        (1.63)        (1.64)        (1.19)         (.35)        (.95)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $  14.19      $  13.97      $  13.61      $  16.07      $  14.02     $  13.01
                                                   ================================================================================

===================================================================================================================================
 Total Return, at Net Asset Value(2)                  11.36%        15.28%        (5.43)%       24.42%        10.55%       21.69%
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
 Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)          $ 38,777      $ 38,978      $ 48,417      $ 49,539      $ 21,087     $ 15,405
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $ 38,716      $ 43,701      $ 52,325      $ 33,813      $ 17,898     $ 11,827
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 3.00%         2.85%         2.51%         2.61%         3.84%        3.08%
 Expenses                                              1.93%         1.93%         1.91%(4)      1.97%(4)      2.07%(4)     1.99%(4)
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                              14%           15%           59%           51%           32%           29%

1.  For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

2.  Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.  Annualized for periods of less than one full year.

4.  Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5.  The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $95,146,032 and $135,327,303, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation.  Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

Security Credit Risk.  The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2000, securities with an aggregate market value of $127,500, representing 0.02% of the Fund's net assets, were in default.

Foreign Currency Translation.  The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Repurchase Agreements.  The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses.  Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes.  The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees' Compensation.  The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2000, a provision of $14,716 was made for the Fund's projected benefit obligations and payments of $13,035 were made to retired trustees, resulting in an accumulated liability of $193,861 as of March 31, 2000.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders.  Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Distributions to Shareholders.  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements.  Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other.  Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended March 31,2000    Year Ended September 30, 1999
                                   Shares          Amount          Shares           Amount
------------------------------------------------------------------------------------------
 Class A
 Sold                           1,257,632    $ 17,372,732       1,797,693    $  25,595,843
 Dividends and/or
 distributions reinvested       4,071,918      54,063,974       5,300,198       72,227,515
 Redeemed                      (4,462,673)    (61,478,476)     (7,538,361)    (107,027,712)
                               -----------------------------------------------------------
 Net increase (decrease)          866,877    $  9,958,230        (440,470)   $  (9,204,354)
                               ===========================================================
------------------------------------------------------------------------------------------
 Class B
 Sold                             383,768    $  5,242,048       1,006,931    $  14,207,626
 Dividends and/or
 distributions reinvested         419,107       5,510,185         577,898        7,782,999
 Redeemed                        (966,460)    (13,226,683)     (2,021,277)     (28,376,514)
                               -----------------------------------------------------------
 Net decrease                    (163,585)   $ (2,474,450)       (436,448)   $  (6,385,889)
                               ===========================================================
------------------------------------------------------------------------------------------
 Class C
 Sold                             217,345    $  2,980,491         411,845    $   5,825,212
 Dividends and/or
 distributions reinvested         242,261       3,194,732         337,524        4,555,422
 Redeemed                        (516,513)     (7,055,575)     (1,518,503)     (21,507,261)
                               -----------------------------------------------------------
 Net decrease                     (56,907)   $   (880,352)       (769,134)   $ (11,126,627)
                               ===========================================================

3. Unrealized Gains And Losses on Securities

As of March 31, 2000, net unrealized appreciation on securities and options written of $149,320,522 was composed of gross appreciation of $189,363,172, and gross depreciation of $40,042,650.

4. Fees and Other Transactions with Affiliates

Management Fees.  Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion. The Fund's management fee for the six months ended March 31, 2000 was 0.71% of average net assets for each class of shares, annualized for periods of less than one full year.

Transfer Agent Fees.  OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

Distribution and Service Plan Fees.  Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                              Aggregate         Class A      Commissions     Commissions      Commissions
                              Front-End       Front-End       on Class A      on Class B       on Class C
                          Sales Charges   Sales Charges           Shares          Shares           Shares
                             on Class A     Retained by      Advanced by     Advanced by      Advanced by
 Six Months Ended                Shares     Distributor   Distributor(1)  Distributor(1)    Distributor(1)
----------------------------------------------------------------------------------------------------------
 March 31, 2000                $181,106         $63,666           $7,475        $146,359          $24,955

1.  The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                          Class A                      Class B                      Class C
                              Contingent Deferred          Contingent Deferred          Contingent Deferred
                                    Sales Charges                Sales Charges                Sales Charges
 Six Months Ended         Retained by Distributor      Retained by Distributor      Retained by Distributor
-----------------------------------------------------------------------------------------------------------
 March 31, 2000                            $4,186                      $80,845                       $2,283

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees.  Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2000, payments under the Class A plan totaled $616,539, all of which was paid by the Distributor to recipients. That included $37,287 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees.  Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2000, were as follows:

                                                                     Distributor's    Distributor's
                                                                         Aggregate     Unreimbursed
                                                                      Unreimbursed    Expenses as %
                                Total Payments    Amount Retained         Expenses    of Net Assets
                                    Under Plan     by Distributor       Under Plan         of Class
---------------------------------------------------------------------------------------------------
 Class B Plan                         $336,498           $265,831       $2,553,890            3.78%
 Class C Plan                          193,855             25,564          628,487            1.62

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended March 31, 2000 was as follows:

                                                   Call Options
                                     --------------------------
                                     Number of        Amount of
                                       Options         Premiums
---------------------------------------------------------------
 Options outstanding as of
 September 30, 1999                      5,141       $2,350,632
 Options written                         5,044        2,352,244
 Options closed or expired              (4,676)      (2,025,056)
 Options exercised                      (1,021)        (526,307)
                                         ----------------------
 Options outstanding as of
 March 31, 2000                          4,488       $2,151,513
                                         ======================

7. Illiquid Securities

As of March 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of March 31, 2000, was $14,889,825, which represents 1.95% of the Fund's net assets.

8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended March 31, 2000.

OPPENHEIMER MULTIPLE STRATEGIES FUND

Officers and Trustees

Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
George Evans, Vice President
Michael S. Levine, Vice President
David P. Negri, Vice President
Richard H. Rubinstein, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor

OppenheimerFunds, Inc.

Distributor

OppenheimerFunds Distributor, Inc.

Transfer and Shareholder
Servicing Agent

OppenheimerFunds Services

Custodian of
Portfolio Securities

The Bank of New York

Independent Auditors

KPMG LLP

Legal Counsel

Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

This is a copy of a report to shareholders of Oppenheimer Multiple Strategies Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Multiple Strategies Fund. For more complete information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

INFORMATION AND SERVICES

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Ticker Symbols

Class A: OPASX    Class B: OASBX    Class C: OASCX

[LOGO]	OppenheimerFunds® Distributor, Inc.

RS0240.001.0300 May 30, 2000